AMENDMENT TO MASTER CUSTODY AGREEMENT

                                  SCHEDULE 1

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Foreign Custody Manager Agreement dated as of May 16, 2001.

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INVESTMENT COMPANY                   ORGANIZATION             SERIES ---(if applicable)
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Franklin Custodian Funds, Inc.       Maryland Corporation     DynaTech Series
                                                              Growth Series
                                                              Income Series
                                                              Utilities Series

Franklin Floating Rate Master Trust  Delaware Business Trust  Franklin Floating Rate Master Series

Franklin Gold and Precious Metals    Delaware Business Trust
Fund
Franklin Growth and Income Fund      Delaware Business Trust

Franklin High Income Trust           Delaware Business Trust  AGE High Income Fund

Franklin Investors Securities Trust  Massachusetts Business   Franklin Convertible Securities Fund
                                     Trust                    Franklin Equity Income Fund
                                                              Franklin Floating Rate Daily Access Fund
                                                              Franklin Global Government Income Fund
                                                              Franklin Total Return Fund

Franklin Managed Trust               Delaware Business Trust  Franklin Rising Dividends Fund


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INVESTMENT COMPANY                   ORGANIZATION             SERIES ---(if applicable)
--------------------------------------------------------------------------------------------------------------
Franklin Mutual Series Fund Inc.     Maryland Corporation     Mutual Beacon Fund
                                                              Mutual Discovery Fund
                                                              Mutual European Fund
                                                              Mutual Financial Services Fund
                                                              Mutual Qualified Fund
                                                              Mutual Shares Fund

Franklin Real Estate Securities      Delaware Business Trust  Franklin Real Estate Securities Fund
Trust
Franklin Strategic Mortgage          Delaware Business Trust
Portfolio
Franklin Strategic Series            Delaware Business Trust  Franklin Aggressive Growth Fund
                                                              Franklin
                                                              Biotechnology
                                                              Discovery Fund
                                                              Franklin Blue Chip
                                                              Fund Franklin
                                                              Global
                                                              Communications
                                                              Fund Franklin
                                                              Global Health Care
                                                              Fund Franklin
                                                              Large Cap Growth
                                                              Fund Franklin
                                                              Natural Resources
                                                              Fund Franklin
                                                              Small Cap Growth
                                                              Fund I Franklin
                                                              Small Cap Growth
                                                              Fund II Franklin
                                                              Strategic Income
                                                              Fund Franklin
                                                              Technology Fund
                                                              Franklin U.S.
                                                              Long-Short Fund

Franklin Templeton Fund Allocator                             Franklin Templeton Conservative Target Fund
Series                                                        Franklin Templeton Moderate Target Fund
                                                              Franklin Templeton Growth Target Fund

Franklin Templeton International                              Templeton Pacific Growth Fund
Trust

Franklin Templeton Variable          Massachusetts Business   Franklin Aggressive Growth Securities Fund
Insurance Products Trust             Trust                    Franklin Global Communications Securities Fund
                                                              Franklin Global Health Care Securities Fund
                                                              Franklin Growth and Income Securities Fund

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INVESTMENT COMPANY                   ORGANIZATION             SERIES ---(if applicable)
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Franklin Templeton Variable                                   Franklin High Income Fund
Insurance Products Trust (continued)                          Franklin Income Securities Fund
                                                              Franklin Large Cap
                                                              Growth Securities
                                                              Fund Franklin
                                                              Money Market Fund
                                                              Franklin Natural
                                                              Resources
                                                              Securities Fund
                                                              Franklin Real
                                                              Estate Fund
                                                              Franklin Rising
                                                              Dividends
                                                              Securities Fund
                                                              Franklin Small Cap
                                                              Fund Franklin
                                                              Strategic Income
                                                              Securities Fund
                                                              Franklin S&P 500
                                                              Index Fund
                                                              Franklin
                                                              Technology
                                                              Securities Fund
                                                              Franklin U.S.
                                                              Government Fund
                                                              Franklin Value
                                                              Securities Fund
                                                              Franklin Zero
                                                              Coupon Fund - 2005
                                                              Franklin Zero
                                                              Coupon Fund - 2010
                                                              Mutual Discovery
                                                              Securities Fund
                                                              Mutual Shares
                                                              Securities Fund
                                                              Templeton Global
                                                              Income Securities
                                                              Fund

Franklin Value Investors Trust       Massachusetts Business   Franklin Balance Sheet Investment Fund
                                     Trust                    Franklin Large Cap Value Fund
                                                              Franklin MicroCap Value Fund
                                                              Franklin Value Fund

CLOSED END FUNDS:

Franklin Floating Rate Trust         Delaware Business Trust

Franklin Multi-Income Trust          Massachusetts Business
                                     Trust

Franklin Universal Trust             Massachusetts Business
                                     Trust
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